EXHIBIT (h)(1)(b)

Amended and Restated Appendix A

to the Administrative Services Agreement

Appendix A to the Administrative Services Agreement dated December 31, 2016 between Calvert Research and Management and each registered investment company listed on Appendix A thereto (each a “Company”) on its own behalf and on behalf of its series identified on Appendix A (each a “Fund”) is hereby amended and restated in its entirety with the following:

Appendix A

Fund	Class	Fee	Notes
Calvert Impact Fund Inc.
Calvert Global Energy Solutions Fund	A	0.12%	--
Calvert Global Energy Solutions Fund	C	0.12%	--
Calvert Global Energy Solutions Fund	Y	0.12%	--
Calvert Global Energy Solutions Fund	I	0.12%	--
Calvert Global Water Fund	A	0.12%	--
Calvert Global Water Fund	C	0.12%	--
Calvert Global Water Fund	Y	0.12%	--
Calvert Global Water Fund	I	0.12%	--
Calvert Green Bond Fund	A	0.12%	--
Calvert Green Bond Fund	Y	0.12%	--
Calvert Green Bond Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Small Cap Fund	A	0.12%	--
Calvert Small Cap Fund	C	0.12%	--
Calvert Small Cap Fund	Y	0.12%	--
Calvert Small Cap Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	A	0.12%	0.02% waived until 4-30-2018
Calvert Tax-Free Responsible Impact Bond Fund	C	0.12%	0.02% waived until 4-30-2018
Calvert Tax-Free Responsible Impact Bond Fund	Y	0.12%	0.02% waived until 4-30-2018
Calvert Tax-Free Responsible Impact Bond Fund	I	0.12%	0.02% waived until 4-30-2018
Calvert Unconstrained Bond Fund	A	0.12%	--
Calvert Unconstrained Bond Fund	C	0.12%	--
Calvert Unconstrained Bond Fund	Y	0.12%	--
Calvert Unconstrained Bond Fund	I	0.12%	0.02% waived until 4-30-2018
Calvert Floating-Rate Advantage Fund	A	0.12%
Calvert Floating-Rate Advantage Fund	I	0.12%
Calvert Floating-Rate Advantage Fund	R6	0.12%

Fund	Class	Fee	Notes
Calvert Responsible Index Series, Inc.
Calvert Developed Markets Ex-U.S. Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert Developed Markets Ex-U.S. Responsible Index Fund	C	0.12%	Fee will be waived until 1-31-2018
Calvert Developed Markets Ex-U.S. Responsible Index Fund	Y	0.12%	Fee will be waived until 1-31-2018
Calvert Developed Markets Ex-U.S. Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Core Responsible Index Fund	A	0.12%	--
Calvert U.S. Large Cap Core Responsible Index Fund	C	0.12%	--
Calvert U.S. Large Cap Core Responsible Index Fund	Y	0.12%	--
Calvert U.S. Large Cap Core Responsible Index Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert U.S. Large Cap Growth Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Growth Responsible Index Fund	C	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Growth Responsible Index Fund	Y	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Growth Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Value Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Value Responsible Index Fund	C	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Value Responsible Index Fund	Y	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large Cap Value Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Mid Cap Core Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Mid Cap Core Responsible Index Fund	C	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Mid Cap Core Responsible Index Fund	Y	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Mid Cap Core Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert Social Investment Fund
Calvert Aggressive Allocation Fund	A	0	--
Calvert Aggressive Allocation Fund	C	0	--
Calvert Aggressive Allocation Fund	Y	0	--
Calvert Aggressive Allocation Fund	I	0	--
Calvert Balanced Portfolio	A	0.12%	--
Calvert Balanced Portfolio	C	0.12%	--
Calvert Balanced Portfolio	Y	0.12%	--
Calvert Balanced Portfolio	I	0.12%	--

Fund	Class	Fee	Notes
Calvert Bond Portfolio	A	0.12%	--
Calvert Bond Portfolio	C	0.12%	--
Calvert Bond Portfolio	Y	0.12%	--
Calvert Bond Portfolio	I	0.12%	0.02% waived until 1-31-2018
Calvert Conservative Allocation Fund	A	0	--
Calvert Conservative Allocation Fund	C	0	--
Calvert Conservative Allocation Fund	Y	0	--
Calvert Conservative Allocation Fund	I	0	--
Calvert Equity Portfolio	A	0.12%	--
Calvert Equity Portfolio	C	0.12%	--
Calvert Equity Portfolio	Y	0.12%	--
Calvert Equity Portfolio	I	0.12%	0.02% waived until 1-31-2018
Calvert Moderate Allocation Fund	A	0	--
Calvert Moderate Allocation Fund	C	0	--
Calvert Moderate Allocation Fund	Y	0	--
Calvert Moderate Allocation Fund	I	0	--
Calvert World Values Fund Inc.
Calvert Capital Accumulation Fund	A	0.12%	--
Calvert Capital Accumulation Fund	C	0.12%	--
Calvert Capital Accumulation Fund	Y	0.12%	--
Calvert Capital Accumulation Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Emerging Markets Equity Fund	A	0.12%	--
Calvert Emerging Markets Equity Fund	C	0.12%	--
Calvert Emerging Markets Equity Fund	Y	0.12%	--
Calvert Emerging Markets Equity Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert International Equity Fund	A	0.12%	--
Calvert International Equity Fund	C	0.12%	--
Calvert International Equity Fund	Y	0.12%	--
Calvert International Equity Fund	I	0.12%	--
Calvert International Opportunities	A	0.12%	--
Calvert International Opportunities	C	0.12%	--
Calvert International Opportunities	Y	0.12%	--
Calvert International Opportunities	I	0.12%	--
The Calvert Fund
Calvert High Yield Bond Fund	A	0.12%	0.02% waived until 1-31-2018
Calvert High Yield Bond Fund	C	0.12%	0.02% waived until 1-31-2018
Calvert High Yield Bond Fund	Y	0.12%	0.02% waived until 1-31-2018
Calvert High Yield Bond Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Income Fund	A	0.12%	--
Calvert Income Fund	C	0.12%	--
Calvert Income Fund	Y	0.12%	--
Calvert Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Income Fund	R	0.12%	--
Calvert Long-Term Income Fund	A	0.12%	--
Calvert Long-Term Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Short Duration Income Fund	A	0.12%	--
Calvert Short Duration Income Fund	C	0.12%	--
Calvert Short Duration Income Fund	Y	0.12%	--
Calvert Short Duration Income Fund	I	0.12%	0.02% waived until 1-31-2018

Fund	Class	Fee	Notes
Calvert Ultra-Short Income Fund	A	0.12%	-
Calvert Ultra-Short Income Fund	Y	0.12%	--
Calvert Ultra-Short Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP EAFE International Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Investment Grade Bond Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP Investment Grade Bond Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Nasdaq 100 Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP Nasdaq 100 Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Russell 2000 Small Cap Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP Russell 2000 Small Cap Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP S&P 500 Index Portfolio	*	0.12%	0.02% waived until 4-30-2018
Calvert VP S&P MidCap 400 Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP S&P MidCap 400 Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Volatility Managed Growth Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Volatility Managed Moderate Growth Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Volatility Managed Moderate Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	I	0.12%	--
Calvert VP SRI Balanced Portfolio	F	0.12%	--
Calvert VP SRI Mid Cap Portfolio	*	0.12%	--

*Portfolio offers only one unnamed class of shares.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on this 10th day of October, 2017.

Each Company Listed on Appendix A

Calvert Research and Management

/s/ Maureen A. Gemma

/s/ Katy D. Burke

Name:  Maureen A. Gemma

Name:  Katy D. Burke

Title:

Vice President

Title:  Vice President